CNA Financial Corporation Supplemental Financial Information June 30, 2026 This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents Consolidated Results Statements of Operations 1 Components of Income (Loss), Per Share Data and Return on Equity 2 Selected Balance Sheet Data and Statements of Cash Flows Data 3 Results of Operations Property & Casualty 4 Specialty 5 Commercial 6 International 7 Life & Group 8 Corporate & Other 9 Investment Information Investment Summary - Consolidated 10 Investment Summary - Property & Casualty and Corporate & Other 11 Investment Summary - Life & Group 12 Investments - Fixed Maturity Securities by Credit Rating 13 Components of Net Investment Income 14 Net Investment Gains (Losses) 15 Other Claim & Claim Adjustment Expense Reserve Rollforward 16 Life & Group Policyholder Reserves 17 Definitions and Presentation 18 Page

Statements of Operations Periods ended June 30 Three Months Six Months (In millions) 2026 2025 Change 2026 2025 Change Revenues: Net earned premiums $ 2,759 $ 2,694 2% $ 5,460 $ 5,320 3 % Net investment income 701 662 6 1,311 1,266 4 Net investment (losses) gains (5) (46) (23) (55) Non-insurance warranty revenue 367 398 741 795 Other revenues 7 9 17 18 Total revenues 3,829 3,717 3 7,506 7,344 2 Claims, Benefits and Expenses: Insurance claims and policyholders’ benefits (re-measurement loss of $25, $15, $44 and $23) 2,169 2,085 4,344 4,112 Amortization of deferred acquisition costs 481 469 957 940 Non-insurance warranty expense 356 384 712 769 Other operating expenses 385 368 755 731 Interest expense 33 31 66 63 Total claims, benefits and expenses 3,424 3,337 (3) 6,834 6,615 (3) Income (loss) before income tax 405 380 672 729 Income tax (expense) benefit (84) (81) (140) (156) Net income (loss) $ 321 $ 299 7% $ 532 $ 573 (7) % 1

Components of Income (Loss), Per Share Data and Return on Equity Periods ended June 30 Three Months Six Months (In millions, except per share data) 2026 2025 2026 2025 Components of Income (Loss) Core income (loss) $ 324 $ 335 $ 549 $ 616 Net investment gains (losses) (3) (36) (17) (43) Net income (loss) $ 321 $ 299 $ 532 $ 573 Diluted Earnings (Loss) Per Common Share Core income (loss) $ 1.19 $ 1.23 $ 2.02 $ 2.26 Net investment gains (losses) (0.01) (0.13) (0.07) (0.16) Diluted earnings (loss) per share $ 1.18 $ 1.10 $ 1.95 $ 2.10 Weighted Average Outstanding Common Stock and Common Stock Equivalents Basic 270.9 271.1 271.0 271.2 Diluted 271.7 272.2 272.0 272.4 Return on Equity Net income (loss) (1) 11.6% 11.4% 9.3% 10.8 % Core income (loss) (2) 10.5 11.0 8.8 10.0 (1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period. (2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period. 2

Selected Balance Sheet Data and Statements of Cash Flows Data (In millions, except per share data) June 30, 2026 December 31, 2025 Total investments $ 50,456 $ 50,447 Reinsurance receivables, net of allowance for uncollectible receivables 6,497 6,381 Total assets 69,874 69,443 Insurance reserves 48,787 47,682 Claim and claim adjustment expenses 27,490 26,599 Unearned premiums 8,035 7,635 Future policy benefits 13,262 13,448 Debt 2,973 2,971 Total liabilities 58,688 57,822 Accumulated other comprehensive income (loss) (1) (1,216) (1,098) Total stockholders' equity 11,186 11,621 Book value per common share $ 41.34 $ 42.93 Book value per common share excluding AOCI $ 45.83 $ 46.99 Outstanding shares of common stock (in millions of shares) 270.6 270.7 Statutory capital and surplus - Combined Continental Casualty Companies (2) $ 11,194 $ 11,578 Three Months Ended June 30 2026 2025 Net cash flows provided (used) by operating activities $ 649 $ 562 Net cash flows provided (used) by investing activities (699) (559) Net cash flows provided (used) by financing activities (131) (125) Net cash flows provided (used) by operating, investing and financing activities $ (181) $ (122) Six Months Ended June 30 2026 2025 Net cash flows provided (used) by operating activities $ 1,042 $ 1,200 Net cash flows provided (used) by investing activities (255) (471) Net cash flows provided (used) by financing activities (867) (847) Net cash flows provided (used) by operating, investing and financing activities $ (80) $ (118) (1) As of June 30, 2026 and December 31, 2025, AOCI included after-tax cumulative impacts of changes in discount rates used to measure long duration contracts of $372 million and $192 million. (2) Statutory capital and surplus as of June 30, 2026 is preliminary. 3

Property & Casualty - Results of Operations

Periods ended June 30	Three Months			Six Months		
(In millions)	2026	2025	Change	2026	2025	Change
Gross written premiums	$ 4,168	$ 4,194	(1) %	$ 7,901	$ 8,092	(2) %
Gross written premiums ex. warranty captives	3,656	3,519	4	6,875	6,733	2
Net written premiums	2,965	2,846	4	5,587	5,452	2
Net earned premiums	2,656	2,588	3	5,254	5,108	3
Insurance claims and policyholders' benefits	1,772	1,664		3,650	3,382	
Amortization of deferred acquisition costs	481	469		957	940	
Insurance related administrative expenses	311	305		614	596	
Underwriting gain (loss)	92	150	(39)	33	190	(83)
Net investment income	461	414	11	836	776	8
Non-insurance warranty revenue	367	398		741	795	
Other revenues	8	9		18	18	
Non-insurance warranty expense	356	384		712	769	
Other expenses	26	15		51	39	
Interest expense	—	—		—	—	
Core income (loss) before income tax	546	572		865	971	
Income tax (expense) benefit on core income (loss)	(120)	(124)		(191)	(212)	
Core income (loss)	$ 426	$ 448	(5) %	$ 674	$ 759	(11) %
Other Performance Metrics						
Underwriting gain (loss)	$ 92	$ 150	(39) %	$ 33	$ 190	(83) %
Catastrophe-related reinstatement premiums	—	—		9	—	
Catastrophe losses	60	62		148	159	
(Favorable) unfavorable net prior year loss reserve development	(6)	(4)		94	57	
(Favorable) unfavorable other development-related items [(1)]	7	5		13	6	
Effect of (favorable) unfavorable development-related items	1	1		107	63	
Underlying underwriting gain (loss)	$ 153	$ 213	(28) %	$ 297	$ 412	(28) %
Loss & LAE ratio	66.4 %	63.9 %	(2.5) pts	69.0 %	65.8 %	(3.2) pts
Expense ratio	29.7	29.8	0.1	30.0	30.1	0.1
Dividend ratio	0.4	0.4	—	0.4	0.4	—
Combined ratio	96.5 %	94.1 %	(2.4) pts	99.4 %	96.3 %	(3.1) pts
Less: Effect of catastrophe impacts	2.3	2.4	0.1	2.9	3.1	0.2
Less: Effect of (favorable) unfavorable development-related items	—	—	—	2.0	1.2	(0.8)
Underlying combined ratio	94.2 %	91.7 %	(2.5) pts	94.5 %	92.0 %	(2.5) pts
Rate	— %	3 %	(3) pts	1 %	4 %	(3) pts
Renewal premium change	2 %	5 %	(3) pts	2 %	5 %	(3) pts
Retention	83 %	83 %	— pts	83 %	84 %	(1) pts
New business	$ 718	$ 645	11 %	$ 1,299	$ 1,210	7 %

(1) Other development-related items represent net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

4

Specialty - Results of Operations

Periods ended June 30	**Three Months**			**Six Months**		
(In millions)	**2026**	**2025**	**Change**	**2026**	**2025**	**Change**
Gross written premiums	$ 1,582	$ 1,692	(7) %	$ 3,090	$ 3,364	(8) %
Gross written premiums ex. warranty captives	1,071	1,016	5	2,065	2,005	3
Net written premiums	937	892	5	1,771	1,734	2
Net earned premiums	878	862	2	1,730	1,692	2
Insurance claims and policyholders' benefits	554	522		1,144	1,033	
Amortization of deferred acquisition costs	201	195		398	384	
Insurance related administrative expenses	91	92		180	180	
Underwriting gain (loss)	32	53	(40)	8	95	(92)
Net investment income	171	170	1	313	321	(2)
Non-insurance warranty revenue	367	398		741	795	
Other revenues	—	(1)		1	—	
Non-insurance warranty expense	356	384		712	769	
Other expenses	15	10		27	25	
Interest expense	—	—		—	—	
Core income (loss) before income tax	199	226		324	417	
Income tax (expense) benefit on core income (loss)	(42)	(49)		(68)	(90)	
Core income (loss)	$ 157	$ 177	(11) %	$ 256	$ 327	(22) %
Other Performance Metrics						
Underwriting gain (loss)	$ 32	$ 53	(40) %	$ 8	$ 95	(92) %
Catastrophe losses	—	—		—	—	
(Favorable) unfavorable net prior year loss reserve development	(1)	—		44	10	
(Favorable) unfavorable other development-related items (1)	1	—		6	—	
Effect of (favorable) unfavorable development-related items	—	—		50	10	
Underlying underwriting gain (loss)	$ 32	$ 53	(40) %	$ 58	$ 105	(45) %
Loss & LAE ratio	62.8 %	60.1 %	(2.7) pts	65.7 %	60.7 %	(5.0) pts
Expense ratio	33.3	33.2	(0.1)	33.4	33.3	(0.1)
Dividend ratio	0.4	0.3	(0.1)	0.4	0.3	(0.1)
Combined ratio	96.5 %	93.6 %	(2.9) pts	99.5 %	94.3 %	(5.2) pts
Less: Effect of catastrophe impacts	—	—	—	—	—	—
Less: Effect of (favorable) unfavorable development-related items	—	—	—	2.9	0.6	(2.3)
Underlying combined ratio	96.5 %	93.6 %	(2.9) pts	96.6 %	93.7 %	(2.9) pts
Rate	4 %	3 %	1 pts	4 %	3 %	1 pts
Renewal premium change	4 %	4 %	— pts	4 %	4 %	— pts
Retention	85 %	86 %	(1) pts	85 %	88 %	(3) pts
New business	$ 175	$ 122	43 %	$ 302	$ 234	29 %

(1) Other development-related items represent net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

5

Commercial - Results of Operations

Periods ended June 30	Three Months			Six Months		
(In millions)	2026	2025	Change	2026	2025	Change
Gross written premiums	$ 2,140	$ 2,065	4 %	$ 3,968	$ 3,918	1 %
Net written premiums	1,643	1,563	5	3,123	3,061	2
Net earned premiums	1,441	1,402	3	2,853	2,782	3
Insurance claims and policyholders' benefits	1,009	947		2,093	1,962	
Amortization of deferred acquisition costs	207	211		413	430	
Insurance related administrative expenses	175	170		346	333	
Underwriting gain (loss)	50	74	(32)	1	57	(98)
Net investment income	246	206	19	436	383	14
Other revenues	8	10		17	18	
Other expenses	11	15		22	25	
Core income (loss) before income tax	293	275		432	433	
Income tax (expense) benefit on core income (loss)	(61)	(57)		(88)	(91)	
Core income (loss)	$ 232	$ 218	6 %	$ 344	$ 342	1 %
Other Performance Metrics						
Underwriting gain (loss)	$ 50	$ 74	(32) %	$ 1	$ 57	(98) %
Catastrophe-related reinstatement premiums	—	—		9	—	
Catastrophe losses	53	57		137	143	
(Favorable) unfavorable net prior year loss reserve development	(5)	(4)		50	47	
(Favorable) unfavorable other development-related items [(1)]	6	5		7	6	
Effect of (favorable) unfavorable development-related items	1	1		57	53	
Underlying underwriting gain (loss)	$ 104	$ 132	(21) %	$ 204	$ 253	(19) %
Loss & LAE ratio	69.5 %	67.1 %	(2.4) pts	72.8 %	70.0 %	(2.8) pts
Expense ratio	26.6	27.2	0.6	26.6	27.4	0.8
Dividend ratio	0.4	0.5	0.1	0.5	0.5	—
Combined ratio	96.5 %	94.8 %	(1.7) pts	99.9 %	97.9 %	(2.0) pts
Less: Effect of catastrophe impacts	3.7	4.2	0.5	5.1	5.2	0.1
Less: Effect of (favorable) unfavorable development-related items	—	—	—	1.9	1.9	—
Underlying combined ratio	92.8 %	90.6 %	(2.2) pts	92.9 %	90.8 %	(2.1) pts
Rate	— %	5 %	(5) pts	1 %	6 %	(5) pts
Renewal premium change	2 %	6 %	(4) pts	3 %	7 %	(4) pts
Retention	81 %	81 %	— pts	81 %	83 %	(2) pts
New business	$ 446	$ 420	6 %	$ 815	$ 790	3 %

(1) Other development-related items represent net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

6

International - Results of Operations

Periods ended June 30	Three Months			Six Months		
(In millions)	2026	2025	Change	2026	2025	Change
Gross written premiums	$ 446	$ 437	2 %	$ 843	$ 810	4 %
Net written premiums	385	391	(2)	693	657	5
Net earned premiums	337	324	4	671	634	6
Insurance claims and policyholders' benefits	209	195		413	387	
Amortization of deferred acquisition costs	73	63		146	126	
Insurance related administrative expenses	45	43		88	83	
Underwriting gain (loss)	10	23	(57)	24	38	(37)
Net investment income	44	38	16	87	72	21
Other revenues	—	—		—	—	
Other expenses	—	(10)		2	(11)	
Core income (loss) before income tax	54	71		109	121	
Income tax (expense) benefit on core income (loss)	(17)	(18)		(35)	(31)	
Core income (loss)	$ 37	$ 53	(30) %	$ 74	$ 90	(18) %
Other Performance Metrics						
Underwriting gain (loss)	$ 10	$ 23	(57) %	$ 24	$ 38	(37) %
Catastrophe losses	7	5		11	16	
(Favorable) unfavorable net prior year loss reserve development	—	—		—	—	
(Favorable) unfavorable other development-related items [(1)]	—	—		—	—	
Effect of (favorable) unfavorable development-related items	—	—		—	—	
Underlying underwriting gain (loss)	$ 17	$ 28	(39) %	$ 35	$ 54	(35) %
Loss & LAE ratio	62.0 %	59.9 %	(2.1) pts	61.5 %	61.0 %	(0.5) pts
Expense ratio	34.9	32.9	(2.0)	34.9	33.0	(1.9)
Dividend ratio	—	—	—	—	—	—
Combined ratio	96.9 %	92.8 %	(4.1) pts	96.4 %	94.0 %	(2.4) pts
Less: Effect of catastrophe impacts	2.2	1.4	(0.8)	1.7	2.5	0.8
Less: Effect of (favorable) unfavorable development-related items	—	—	—	—	—	—
Underlying combined ratio	94.7 %	91.4 %	(3.3) pts	94.7 %	91.5 %	(3.2) pts
Rate	(5) %	(4) %	(1) pts	(5) %	(3) %	(2) pts
Renewal premium change	(2) %	(1) %	(1) pts	(2) %	— %	(2) pts
Retention	87 %	86 %	1 pts	86 %	85 %	1 pts
New business	$ 97	$ 103	(6) %	$ 182	$ 186	(2) %

(1) Other development-related items represent net prior year premium development, the effects of interest accretion on net prior year loss development and the change in allowance for uncollectible reinsurance.

CNA

7

Life & Group - Results of Operations Periods ended June 30 Three Months Six Months (In millions) 2026 2025 2026 2025 Net earned premiums $ 103 $ 106 $ 206 $ 212 Net investment income 230 235 454 461 Other revenues (1) — (1) — Total operating revenues 332 341 659 673 Insurance claims and policyholders' benefits 320 313 634 613 Insurance related administrative expenses 31 31 60 61 Other expenses (1) 1 — 1 Total claims, benefits and expenses 350 345 694 675 Core income (loss) before income tax (18) (4) (35) (2) Income tax (expense) benefit on core income (loss) 8 5 16 9 Core income (loss) $ (10) $ 1 $ (19) $ 7 8

Corporate & Other - Results of Operations Periods ended June 30 Three Months Six Months (In millions) 2026 2025 2026 2025 Net earned premiums $ — $ — $ — $ — Net investment income 10 13 21 29 Other revenues — — — — Total operating revenues 10 13 21 29 Insurance claims and policyholders' benefits 77 108 60 117 Insurance related administrative expenses 1 1 1 1 Interest expense 33 31 66 63 Other expenses 17 15 29 33 Total claims, benefits and expenses 128 155 156 214 Core income (loss) before income tax (118) (142) (135) (185) Income tax (expense) benefit on core income (loss) 26 28 29 35 Core income (loss) $ (92) $ (114) $ (106) $ (150) 9

Investment Summary - Consolidated

(In millions)	June 30, 2026 Carrying Value	June 30, 2026 Net Unrealized Gains (Losses)	March 31, 2026 Carrying Value	March 31, 2026 Net Unrealized Gains (Losses)	December 31, 2025 Carrying Value	December 31, 2025 Net Unrealized Gains (Losses)
Fixed maturity securities:						
Corporate and other bonds	$ 25,257	$ (451)	$ 25,001	$ (592)	$ 25,257	$ (199)
States, municipalities and political subdivisions:						
Tax-exempt	4,865	23	4,665	(83)	4,545	(6)
Taxable	3,970	(445)	3,907	(455)	3,886	(433)
Total states, municipalities and political subdivisions	8,835	(422)	8,572	(538)	8,431	(439)
Asset-backed:						
RMBS	3,881	(354)	3,700	(335)	3,695	(316)
CMBS	1,492	(67)	1,459	(68)	1,483	(62)
Other ABS	3,461	(203)	3,499	(200)	3,543	(166)
Total asset-backed	8,834	(624)	8,658	(603)	8,721	(544)
U.S. Treasury and obligations of government-sponsored enterprises	239	(3)	242	(2)	234	(2)
Foreign government	709	(13)	749	(20)	751	(13)
Redeemable preferred stock	8	—	8	—	8	—
Total fixed maturity securities	43,882	(1,513)	43,230	(1,755)	43,402	(1,197)
Equities:						
Common stock	249	—	247	—	237	—
Non-redeemable preferred stock	544	—	538	—	532	—
Total equities	793	—	785	—	769	—
Limited partnership investments:						
Hedge funds	381	—	314	—	336	—
Private equity funds	2,523	—	2,509	—	2,436	—
Total limited partnership investments	2,904	—	2,823	—	2,772	—
Other invested assets	119	—	110	—	105	—
Mortgage loans	1,037	—	1,055	—	1,079	—
Short-term investments	1,721	—	1,499	—	2,320	—
Total investments	$ 50,456	$ (1,513)	$ 49,502	$ (1,755)	$ 50,447	$ (1,197)
Net receivable/(payable) on investment activity	$ (51)		$ (112)		$ 46	
Effective duration (in years)	6.4		6.3		6.3	
Weighted average rating [1]	A		A		A	

RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

CNA

10

Investment Summary - Property & Casualty and Corporate & Other

(In millions)	June 30, 2026 Carrying Value	June 30, 2026 Net Unrealized Gains (Losses)	March 31, 2026 Carrying Value	March 31, 2026 Net Unrealized Gains (Losses)	December 31, 2025 Carrying Value	December 31, 2025 Net Unrealized Gains (Losses)
Fixed maturity securities:						
Corporate and other bonds	$ 14,334	$ (263)	$ 14,177	$ (316)	$ 14,244	$ (143)
States, municipalities and political subdivisions:						
Tax-exempt	2,659	(109)	2,497	(172)	2,360	(137)
Taxable	2,646	(355)	2,569	(363)	2,523	(354)
Total states, municipalities and political subdivisions	5,305	(464)	5,066	(535)	4,883	(491)
Asset-backed:						
RMBS	3,879	(354)	3,698	(335)	3,693	(316)
CMBS	1,476	(66)	1,443	(66)	1,467	(61)
Other ABS	2,931	(88)	2,967	(87)	2,992	(62)
Total asset-backed	8,286	(508)	8,108	(488)	8,152	(439)
U.S. Treasury and obligations of government-sponsored enterprises	230	(3)	233	(2)	225	(2)
Foreign government	668	(5)	703	(11)	704	(6)
Redeemable preferred stock	8	—	8	—	8	—
Total fixed maturity securities	28,831	(1,243)	28,295	(1,352)	28,216	(1,081)
Equities:						
Common stock	249	—	247	—	237	—
Non-redeemable preferred stock	225	—	213	—	205	—
Total equities	474	—	460	—	442	—
Limited partnership investments:						
Hedge funds	338	—	278	—	298	—
Private equity funds	2,239	—	2,227	—	2,162	—
Total limited partnership investments	2,577	—	2,505	—	2,460	—
Other invested assets	119	—	110	—	105	—
Mortgage loans	861	—	878	—	907	—
Short-term investments	1,695	—	1,473	—	2,252	—
Total investments	$ 34,557	$ (1,243)	$ 33,721	$ (1,352)	$ 34,382	$ (1,081)
Net receivable/(payable) on investment activity	$ (60)		$ (97)		$ 43	
Effective duration (in years)	4.6		4.6		4.5	
Weighted average rating [1]	A		A		A+	

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

CNA

11

Investment Summary - Life & Group

(In millions)	June 30, 2026 Carrying Value	June 30, 2026 Net Unrealized Gains (Losses)	March 31, 2026 Carrying Value	March 31, 2026 Net Unrealized Gains (Losses)	December 31, 2025 Carrying Value	December 31, 2025 Net Unrealized Gains (Losses)
Fixed maturity securities:						
Corporate and other bonds	$ 10,923	$ (188)	$ 10,824	$ (276)	$ 11,013	$ (56)
States, municipalities and political subdivisions:						
Tax-exempt	2,206	132	2,168	89	2,185	131
Taxable	1,324	(90)	1,338	(92)	1,363	(79)
Total states, municipalities and political subdivisions	3,530	42	3,506	(3)	3,548	52
Asset-backed:						
RMBS	2	—	2	—	2	—
CMBS	16	(1)	16	(2)	16	(1)
Other ABS	530	(115)	532	(113)	551	(104)
Total asset-backed	548	(116)	550	(115)	569	(105)
U.S. Treasury and obligations of government-sponsored enterprises	9	—	9	—	9	—
Foreign government	41	(8)	46	(9)	47	(7)
Redeemable preferred stock	—	—	—	—	—	—
Total fixed maturity securities	15,051	(270)	14,935	(403)	15,186	(116)
Equities:						
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	319	—	325	—	327	—
Total equities	319	—	325	—	327	—
Limited partnership investments:						
Hedge funds	43	—	36	—	38	—
Private equity funds	284	—	282	—	274	—
Total limited partnership investments	327	—	318	—	312	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	176	—	177	—	172	—
Short-term investments	26	—	26	—	68	—
Total investments	$ 15,899	$ (270)	$ 15,781	$ (403)	$ 16,065	$ (116)
Net receivable/(payable) on investment activity	$ 9		$ (15)		$ 3	
Effective duration (in years)	10.0		9.5		9.7	
Weighted average rating [1]	A-		A-		A-	

(1) Obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises were classified as AAA for purposes of calculating the weighted average rating.

CNA

12

Investments - Fixed Maturity Securities by Credit Rating

June 30, 2026	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total	
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$ —	$ —	$ 6	$ 1	$ 1,212	$ (26)	$ 8,196	$ (126)	$ 14,312	$ (274)	$ 1,531	$ (26)	$ 25,257	$ (451)
States, municipalities and political subdivisions	—	—	2,278	(23)	5,180	(299)	1,132	(54)	227	(40)	18	(6)	8,835	(422)
Asset-backed:														
RMBS	3,084	(257)	642	(98)	5	—	—	—	143	(1)	7	2	3,881	(354)
CMBS	—	—	507	(6)	618	(28)	262	(12)	82	(6)	23	(15)	1,492	(67)
Other ABS	—	—	451	(18)	318	(80)	1,457	(44)	1,056	(36)	179	(25)	3,461	(203)
Total asset-backed	3,084	(257)	1,600	(122)	941	(108)	1,719	(56)	1,281	(43)	209	(38)	8,834	(624)
U.S. Treasury and obligations of government-sponsored enterprises	239	(3)	—	—	—	—	—	—	—	—	—	—	239	(3)
Foreign government	—	—	182	—	351	(1)	86	(7)	90	(5)	—	—	709	(13)
Redeemable preferred stock	—	—	—	—	—	—	—	—	8	—	—	—	8	—
Total fixed maturity securities	$ 3,323	$ (260)	$ 4,066	$ (144)	$ 7,684	$ (434)	$ 11,133	$ (243)	$ 15,918	$ (362)	$ 1,758	$ (70)	$ 43,882	$ (1,513)
Percentage of total fixed maturity securities	8 %		9 %		18 %		25 %		36 %		4 %		100 %	

CNA

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Components of Net Investment Income Consolidated Periods ended June 30 Three Months Six Months (In millions) 2026 2025 2026 2025 Taxable fixed income securities $ 507 $ 508 $ 1,007 $ 1,004 Tax-exempt fixed income securities 55 36 107 70 Total fixed income securities 562 544 1,114 1,074 Common stock 32 19 19 17 Limited partnerships - hedge funds 73 24 69 32 Limited partnerships - private equity funds 26 57 85 105 Total limited partnership and common stock investments 131 100 173 154 Other, net of investment expense 8 18 24 38 Net investment income $ 701 $ 662 $ 1,311 $ 1,266 Effective income yield for fixed income securities portfolio 4.9% 4.9% 4.9% 4.8 % Limited partnership and common stock return for the period 4.3 3.6 5.7 5.7 Property & Casualty and Corporate & Other Periods ended June 30 Three Months Six Months (In millions) 2026 2025 2026 2025 Taxable fixed income securities $ 309 $ 310 $ 612 $ 614 Tax-exempt fixed income securities 29 10 55 19 Total fixed income securities 338 320 667 633 Common stock 32 19 19 17 Limited partnerships - hedge funds 65 22 62 28 Limited partnerships - private equity funds 23 43 75 80 Total limited partnership and common stock investments 120 84 156 125 Other, net of investment expense 13 23 34 47 Net investment income $ 471 $ 427 $ 857 $ 805 Effective income yield for fixed income securities portfolio 4.5% 4.4% 4.5% 4.4 % Life & Group Periods ended June 30 Three Months Six Months (In millions) 2026 2025 2026 2025 Taxable fixed income securities $ 198 $ 198 $ 395 $ 390 Tax-exempt fixed income securities 26 26 52 51 Total fixed income securities 224 224 447 441 Common stock — — — — Limited partnerships - hedge funds 8 2 7 4 Limited partnerships - private equity funds 3 14 10 25 Total limited partnership and common stock investments 11 16 17 29 Other, net of investment expense (5) (5) (10) (9) Net investment income $ 230 $ 235 $ 454 $ 461 Effective income yield for fixed income securities portfolio 5.7% 5.7% 5.7% 5.7% 14

Net Investment Gains (Losses) Periods ended June 30 Consolidated Three Months Six Months (In millions) 2026 2025 2026 2025 Fixed maturity securities: Corporate and other bonds $ (3) $ (40) $ (10) $ (49) States, municipalities and political subdivisions — — (1) (1) Asset-backed (5) (8) (11) (7) Total fixed maturity securities (8) (48) (22) (57) Non-redeemable preferred stock 3 6 (1) 6 Derivatives, short-term and other — 1 — 1 Mortgage loans — (5) — (5) Net investment gains (losses) (5) (46) (23) (55) Income tax benefit (expense) on net investment gains (losses) 2 10 6 12 Net investment gains (losses), after tax $ (3) $ (36) $ (17) $ (43) 15

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended June 30, 2026 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period							
Gross	$ 7,785	$ 12,668	$ 3,396	$ 23,849	$ 578	$ 2,506	$ 26,933
Ceded	1,507	1,683	553	3,743	55	2,170	5,968
Net	6,278	10,985	2,843	20,106	523	336	20,965
Net incurred claim & claim adjustment expenses	550	1,003	208	1,761	8	101	1,870
Net claim & claim adjustment expense payments	(420)	(786)	(139)	(1,345)	(10)	(12)	(1,367)
Foreign currency translation adjustment and other	—	1	(21)	(20)	—	—	(20)
Claim & claim adjustment expense reserves, end of period							
Net	6,408	11,203	2,891	20,502	521	425	21,448
Ceded	1,605	1,689	605	3,899	54	2,089	6,042
Gross	$ 8,013	$ 12,892	$ 3,496	$ 24,401	$ 575	$ 2,514	$ 27,490

Six months ended June 30, 2026 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period							
Gross	$ 7,784	$ 12,249	$ 3,376	$ 23,409	$ 591	$ 2,599	$ 26,599
Ceded	1,596	1,553	535	3,684	56	2,242	5,982
Net	6,188	10,696	2,841	19,725	535	357	20,617
Net incurred claim & claim adjustment expenses	1,131	2,079	412	3,622	17	106	3,745
Net claim & claim adjustment expense payments	(911)	(1,572)	(301)	(2,784)	(22)	(38)	(2,844)
Foreign currency translation adjustment and other	—	—	(61)	(61)	(9)	—	(70)
Claim & claim adjustment expense reserves, end of period							
Net	6,408	11,203	2,891	20,502	521	425	21,448
Ceded	1,605	1,689	605	3,899	54	2,089	6,042
Gross	$ 8,013	$ 12,892	$ 3,496	$ 24,401	$ 575	$ 2,514	$ 27,490

CNA

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Life & Group Policyholder Reserves Three months ended June 30, 2026 (In millions) Claim and claim adjustment expenses Future policy benefits Total Beginning of Period $ 523 $ 13,195 $ 13,718 Incurred claims and policyholders' benefits (1) 8 310 318 Benefit and expense payments (10) (288) (298) Change in discount rate assumptions and other (AOCI) — 45 45 End of Period $ 521 $ 13,262 $ 13,783 Six months ended June 30, 2026 (In millions) Claim and claim adjustment expenses Future policy benefits Total Beginning of Period $ 535 $ 13,448 $ 13,983 Incurred claims and policyholders' benefits (1) 17 613 630 Benefit and expense payments (22) (573) (595) Change in discount rate assumptions and other (AOCI) (9) (226) (235) End of Period $ 521 $ 13,262 $ 13,783 (1) Incurred claims and policyholders' benefits above does not agree to Net incurred claims and benefits as reflected in Note J to the Condensed Consolidated Financial Statements included under Part I, Item 1 of the Quarterly Report on Form 10-Q due to the timing of benefit and expense cash flows in determining Future Policy Benefit reserves, along with the allowable expenses in the reserve. 17

Definitions and Presentation • Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company. • P&C Operations includes Specialty, Commercial and International. • Life & Group segment includes the individual and group run-off long-term care businesses as well as structured settlement obligations not funded by annuities related to certain property and casualty claimants. • Corporate & Other segment primarily includes certain corporate expenses, including interest on corporate debt, and the results of certain property and casualty business in run-off, including asbestos and environmental pollution (A&EP), a legacy portfolio of excess workers' compensation (EWC) policies and certain legacy mass tort reserves. • Management uses the core income (loss) financial measure to monitor the Company’s operations for the Specialty, Commercial and International segments. Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of our primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding our defined benefit pension plans which are unrelated to our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate the Company's primary operations. Please refer to Note N to the Consolidated Financial Statements within the December 31, 2025 Form 10-K for further discussion regarding how the Company manages its business. • In evaluating the results of the Specialty, Commercial and International segments, management uses the loss ratio, the underlying loss ratio, the expense ratio, the dividend ratio, the combined ratio and the underlying combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The underlying loss ratio excludes the impact of catastrophe-related reinstatement premiums, catastrophe losses and development-related items from the loss ratio. Development-related items represent net prior year loss reserve and premium development, and include the effects of interest accretion and change in allowance for uncollectible reinsurance. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss ratio, the expense ratio and the dividend ratio. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophes, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. The change in exposure represents the change in premium dollars on policies that renew as a result of the change in risk of the policy. Retention represents the percentage of premium dollars renewed, excluding rate and exposure changes, in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers. • Management uses underwriting gain (loss) and underlying underwriting gain (loss), calculated using GAAP financial results, to monitor our insurance operations. Underwriting gain (loss) is deemed to be a non-GAAP financial measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate the profitability, 18 before tax, derived from our underwriting activities, which are managed separately from our investing activities. Underlying underwriting gain (loss) is also deemed to be a non-GAAP financial measure, and represents pretax underwriting gain (loss) excluding catastrophe-related reinstatement premiums, catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, excluding the impact of catastrophes, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. • This financial supplement may also reference or contain financial measures utilized to monitor the Company's investment portfolio that are not in accordance with GAAP. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk. • For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's filings with the Securities and Exchange Commission, available at cna.com. • Gross written premiums ex. warranty captives represents gross written premiums excluding warranty business that is ceded to third-party captives, which primarily consists of insurance policies supporting service contracts for portable electronics and vehicles. • Statutory capital and surplus represents the excess of an insurance company's admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices. • Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock. • Certain immaterial differences are due to rounding. • N/M = Not Meaningful 19